ADDENDUM TO SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS ADDENDUM TO SECOND AMENDMENT TO EMPLOYMENT AGREEMENT ("ADDENDUM") is made this 11th day of March, 2003, by and between POMEROY COMPUTER RESOURCES, INC. ("Company"), and MICHAEL ROHRKEMPER ("Employee").

                                   WITNESSETH:

     WHEREAS, the Company and Employee entered into a Second Amendment to Employment Agreement, dated March 5, 2003 ("Second Amendment"), whereunder the Company agreed to provide for Employee's continued employment pursuant to the express terms and conditions thereto;

     WHEREAS, the Company and Employee now desire to add and include the following provision to the Second Amendment; and

     WHEREAS, the Company and Employee now desire to confirm and ratify, except for the addition provided herein below, all of the terms, conditions, and covenants set forth in the Second Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

     Except as modified herein, all terms and conditions of the Second Amendment shall remain in full force and effect.

     Discretionary Cash Bonus. The Company hereby agrees to provide Employee
     ------------------------
     with a discretionary bonus, in the form of a one-time, lump sum, cash payment of $15,000.00 for Employee's work on certain matters related to the collection of outstanding vendor receivables. Said payment shall be issued immediately upon the execution of this Addendum by both parties hereto.

     IN WITNESS WHEREOF, this ADDENDUM TO SECOND AMENDMENT TO EMPLOYMENT AGREEMENT has been executed effective as of the day and year first above written.

WITNESSES:

_______________________________          MICHAEL ROHRKEMPER

_______________________________          __________________________________


_______________________________          POMEROY COMPUTER RESOURCES, INC.

_______________________________          By:_______________________________


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